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                                                                    EXHIBIT 23.1



                               CONSENT OF COUNSEL



    We hereby consent to the reference to our name in the Registration Statement under the caption "Legal Matters."



                                          BAER MARKS & UPHAM LLP



New York, New York
October 15, 1997